Note 6 - Deferred Charges, Net	12 Months Ended
Dec. 31, 2014
Deferred Charges [Abstract]
Deferred Charges [Text Block]
6.	Deferred Charges, net

“Deferred charges, net” consist of loan arrangement fees which are amortized over the duration of the loan and deferred offering expenses. The deferred offering expenses in 2012 related to the filing of the Company’s shelf registration which was charged against the proceeds of the offering of the Company’s securities completed in 2012. The deferred offering expense in 2013 reflect expenses incurred in the process of raising capital for the Company which was finalized in 2014 and reclassified to paid-in-capital.

	2013	2014
Balance, beginning of year	318,578	338,431
Amortization of loan arrangement fees	(145,825)	(137,032)
Deferred offering expenses	165,678	(165,678)
Loan arrangement fees	-	299,900
Balance, end of year	338,431	335,621